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[SLIDE 1]

Aastrom Biosciences, Inc.

Bringing Therapeutic Cells Into Medical Practice

November, 2000

Artwork: Technician working with machine. Illustration of body cells.


[SLIDE 2]

SAFE HARBOR

This presentation contains forward-looking statements, including without limitation statements concerning product development objectives, Aastrom's business model for its products, clinical trial timing and anticipated results, potential revenues, margins and markets for Aastrom's products and products under development, and potential advantages and applications of the AastromReplicell System, which involve certain risks and uncertainties. Actual results may differ significantly from the expectations contained in the forward-looking statements.

Among the factors that may result in differences are the results obtained from clinical trials and development activities, regulatory approval requirements, competitive developments and the availability of resources.

These and other significant factors are discussed in greater detail in Aastrom's Annual Report of Form 10-K and other filings with the Securities and Exchange Commission.


[SLIDE 3]

Aastrom Biosciences, Inc.
Company Overview

 .    Develops and commercializes proprietary clinical products and processes used in medical practice for the ex vivo production of human cells
 .    Patient-specific cells would then be used therapeutically to enable treatments for multiple diseases including:

        cancer
        leukemia
        genetic blood diseases
        osteoporosis
        viral infections
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[SLIDE 4]

Aastrom Biosciences, Inc.
Highlights

 .    Pioneering products line to commercialize and standardize therapeutic cell production
 .    Flagship stem cell products in final phases of clinical development in US
 .    CE Mark approvals received for stem cell and cord blood products in Europe and pilot launch initiated
 .    Broad patent position for ex vivo production of stem and other cells, and for clinical systems to enable these processes
 .    Business model contemplates a two-tiered revenue stream from sales of consumable therapy kits and of instrumentation platform


[SLIDE 5]

Aastrom Biosciences, Inc.
Company at a Glance (10/00)

 .    Founded:            1991
 .    Location:           Ann Arbor, MI
 .    Employees:          Approximately 35
 .    Public listing:     ASTM (Nasdaq; 1997)
 .    Common Shares:      33.8 million
 .    Market Cap:         Approximately $65 million (10/31/00)
                         (52 week range: $7 million to $235 million)


[SLIDE 6]

Cell Therapy
The Need for Products

 .    Expanding use of human cells to treat disease, or to replace diseased or damaged tissues
 .    Patient-specific cells need to be produced outside of the body (ex vivo), from small starting cell samples
 .    Increasing market need for a product that enables therapeutic cell production to move into standard medical practice
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[SLIDE 7]

Cell Therapy
Commercialization Pathway

Research Lab
Artwork: Body cells on one side of brick wall. Patient on other side of brick wall.

 .  Bone Marrow
 .  Cord Blood Cells
 .  Stem Cells
 .  T-cells
 .  Chondrocytes
 .  Neuronal Cells
 .  Dendritic Cells


[SLIDE 8]

Cell Therapy
Commercialization Pathway

Research Lab AastromReplicell System
Artwork: Body cells passing through open door in brick wall to patient.

 .  Bone Marrow
 .  Cord Blood Cells
 .  Stem Cells
 .  T-cells
 .  Chondrocytes
 .  Neuronal Cells
 .  Dendritic Cells
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[SLIDE 9]

AastromReplicell System
Meeting Market Needs

 . A turn-key platform medical product line in development that provides a standard commercialization pathway for high quality therapeutic cell production
 .  Automated production of cells with superior biologic function compared to standard culture approaches in bags/flasks
 . Business model provides pharmaceutical-type revenue stream through sales of single-use therapy-specific kits that operate on a fixed instrument platform


[SLIDE 10]

AastromReplicell System Platform
Automated Cell Production

Artwork: Illustration of system platform. Two illustrations of technician using system.


[SLIDE 11]

AastromReplicell System
Therapy Kit Single-Use Components

Cell Cassette
Artwork:  Illustration of cell cassette

 .  sterile fluid pathway
 .  used for all cell types

Application Key
Artwork:  Illustration of application key

 .  therapeutic cell specific program software
 .  attaches to cell cassette
 .  programs the instruments

Liquid Products
Artwork:  Illustration of liquid products

 .  therapeutic cell specific growth medium
 .  added to cell cassette with cell inoculum
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[SLIDE 12]

AastromReplicell System
Therapy Kits

 .  Single-use product to produce a specialized mixture of cells to treat a specific medical indication
 . Provides an automated, fixed-process cell production under GMP compliance . Provides a way for Aastrom to get paid for each patient cell therapy procedure
 . Enables indication-specific product development capability for regulatory approval, sales and marketing strategies, and pricing


[SLIDE 13]

AastromReplicell System
Therapy Kits - Anticipated Use
A New Generation of Therapies

Hospital or Service Provider Purchases Therapy Kits from Aastrom

CB-I Therapy Kit
SC-I Therapy Kit
OC-I Therapy Kit
DC-I Therapy Kit
TC-I Therapy Kit

Physician Prescribes Therapy

Lab/Service Selects Therapy Kit

Cell Prescription Filled

Patient Infused with Therapeutic Cells


[SLIDE 14]

AastromReplicell System
Product Oveview - Launch + 5 years

Graph of Revenue Distribution

Graph of Contribution to Overall Margin
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[SLIDE 15]


AastromReplicell System
Therapy Kit Status

Therapy Kit                Target            Europe         US
-----------                ------            --------       --

SC-I (stem cells)          Solid Cancers     Approved       Phase III

CB-I (cord blood)          Leukemia          Approved       Phase III

OC-I (bone cells)          Osteoporosis      ---            Phase I/II

CB-II                      Leukemia          ---            Pre-clinical

DC-I (dendritic cells)     Cancers           ---            Pre-clinical

T-Cell #1                  Viruses           ---            Pre-clinical

[SLIDE 16]

Cord Blood Market
Stem Cell Transplants (US/Europe)

 .  60,000+ annual cases of leukemia
 .  Curative treatment potential with donor stem cell transplant
 .  35,000+ could be candidates for cord blood derived SCT, if there was a large enough cell dose
 . Potential market size expansion with use in genetic diseases such as sickle cell anemia


[SLIDE 17]

CB-I Therapy Kit
Development Status

 . Aastrom multi-center trials have shown:
     production of desired cord blood doses
     excellent 100 and 400 day survival rates in pediatric leukemia patients enablement of disease-free blood and immune system recovery in adult leukemia patients
          (published: April, 2000 Bone Marrow Transplantation)
 .  US Phase III Trial planned in FY 2001
 .  Approved for sale in Europe
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[SLIDE 18]
Bone Disease Markets
Osteoporosis

 .  Estimated 10 million with disease in US
 .  Drug treatments for osteoporosis generally deter further degeneration, but do not repair/form new bone
 .  Bone progenitor cells can be used to restore and build bone tissue
 .  Severe osteoporosis candidates projected for cell therapy: approximately
   350,000
 .  Potential cell therapy market:  $1.5 billion


[SLIDE 19]
OC-I Therapy Kit
Development Plan

 .  Aastrom pre-clinical studies demonstrating bone progenitor cell expansion completed
 .  Transplant (compassionate use) of genetic bone disease patient with OC-I
   Therapy Kit produced cells, proved successful in restoring bone density
 . Phase I/II feasibility trial in patients with severe osteoporosis approved by FDA (initiated 10/00)


[SLIDE 20]
AastromReplicell System
Target Markets (US/Europe)

                                         Estimated
                                         Annual Patient      Potential
Therapy Kit        Disease               Candidates          Market
------------------------------------------------------------------------

SC-I               Solid Cancers           15,000            $110 M
CB-I               Leukemia                35,000            $250 M
CB-II              Leukemia+               45,000            $335 M
OC-I               Osteoporosis           350,000            $1500 M
DC-1               Cancers                150,000            $1200 M
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[SLIDE 21]

Immunotherapy Markets
Dendritic Cells and T-Cells

 .  Ex vivo produced dendritic cells or T-Cells can trigger immune responses against specific targets
 .  Potential treatment for all types of cancer and leukemia, and for certain viral infections
 . Ex vivo produced/modified dendritic cells shown effective in multicenter trial to eradicate large bulky human tumors (Published: Nature Medicine, March 2000)
 .  Rapidly emerging major market opportunity


[SLIDE 22]

DC-I Therapy Kit
Development Status

 . Successful clinical approaches completed using limited manual research lab culture procedures non-automated process restricts move to multi-centers and regulatory approval
 .  Aastrom has completed clinical scale human dendritic cell production improved dendritic cell production and biological function observed
 . First dendritic cell product (DC-I Therapy Kit) under development and expected into US and European clinical research markets in FY 2001


[SLIDE 23]

Aastrom Biosciences, Inc.
12 Month Milestones (projected)

 .  Formal European launch of the SC-I and CB-I Therapy Kits
 .  Initiation of US Phase III trial of the CB-I Therapy Kit
 .  Initiation of the Phase I/II trial of the OC-I Therapy Kit for severe osteoporosis
 .  Completion of the DC-I Therapy Kit and entered into US clinical research market and European medical market
 .  Completion of additional financing (strategic and/or equity)
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[SLIDE 24]

Aastrom Biosciences, Inc.
Growing in All Ways

 . Pioneering product line for standardized therapeutic cell production . Strong and diverse patent position
 .  Lead stem cell therapy products now approved for sale in Europe
 . Positioned to enter new osteoporosis and cancer immunotherapy markets . In forefront of apparent blockbuster dendritic cell therapy market
 .  New strategic partnership potential


[SLIDE 25]

Aastrom Biosciences, Inc.
Bringing Therapeutic Cells Into Medical Practice
November, 2000

Artwork: Technician working with machine.  Illustration of body cells.